SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                        ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                   Securities Exchange Act of 1934, as amended


                          Date of Report: June 17, 2004
                        (date of earliest event reported)



                   WACHOVIA ASSET SECURITIZATION ISSUANCE, LLC
                   -------------------------------------------
               (Exact name of Registrant as Specified in Charter)

  North Carolina                    333-109298           56-1967773
  --------------                    ----------           ----------
 (State or Other                   (Commission           (I.R.S. Employer
  Jurisdiction of Incorporation)    File Number)          Identification Number)


                               One Wachovia Center
                               -------------------
                        301 South College Street, Suite D
                        ---------------------------------
                         Charlotte, North Carolina 28288
                         -------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (704) 374-4868
                                                           --------------
                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)



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Items 1 through 4, Item 6, Item 8 and Item 9 are not  included  because they are not applicable.

Item 5.   Other Events
-------   ------------

Filing of Computational Materials

          In connection with the proposed offering of the Wachovia Asset Securitization Issuance, LLC Asset-Backed Notes, Series 2004-HE1 (the "Notes"), Wachovia Capital Markets, LLC as underwriter (the "Underwriter"), has prepared certain materials (the "Computational Materials") for distribution to potential investors. Although Wachovia Asset Securitization Issuance, LLC (the "Company") provided the Underwriter with certain information regarding the characteristics of the mortgage loans (the "Mortgage Loans") in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

          For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to the Notes, any of the following: yield; average life; duration, expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials listed as Exhibits 99.1 and 99.2 hereto are filed herewith.


                                      -2-

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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
-------   ------------------------------------------------------------------

          (a) Not applicable.

          (b) Not applicable.

          (c) Exhibits:

              99.1 Term Sheets
              99.2 Computational Materials.




                                      -3-

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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         WACHOVIA ASSET SECURITIZATION
                                         ISSUANCE, LLC



                                         By:  /s/ Robert Perret
                                           -------------------------------------
                                           Name:  Robert Perret
                                           Title: Vice President



Date:    June 17, 2004


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                                 EXHIBIT INDEX
                                 -------------



Exhibit No.       Description of Exhibit
-----------       ----------------------
   99.1           Terms Sheets
   99.2           Computational Materials.






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